11. SUBSEQUENT EVENTS	12 Months Ended
Sep. 30, 2011
Subsequent Events [Abstract]
11. SUBSEQUENT EVENTS

On December 2, 2011, the Company completed an initial public offering (IPO) of 4,800,000 units at $1 per unit.  Each unit consists of one share of common stock and one five-year warrant to purchase one share of common stock at a price of $1.50.  Proceeds from the IPO were $4,224,000 net of the underwriters’ discount and expenses.  Other direct expenses of issuance are expected to total approximately $600,000 (of this amount, $525,291 was incurred before September 30, 2011 and is included in other assets in the Company’s consolidated balance sheet).  The underwriters have a 30-day option to purchase up to an additional 720,000 units to cover over-allotments.